UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  March 23, 2022
Commission file number 0-21513
DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5301 Hollister			(713)	996-4700
Houston,	Texas	77040
(Address of principal executive offices)			(Registrant’s telephone number, including area code)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $0.01	DXPE	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Change in Registrant’s Certifying Accountant

As part of its previously announced intention to transition to a larger public accounting firm to complete its audit for calendar year 2022, the Audit Committee of the Board of Directors of DXP Enterprises, Inc. (the “Company”) on March 23, 2022 approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the Company’s calendar year 2022 audit and dismissal of McConnell & Jones LLP (“McConnell Jones”). McConnell Jones has acted and will continue to act as the Company’s independent registered public accounting firm with respect to the Company’s audit for calendar year 2021, which is expected to be filed very soon.

As previously reported by the Company on a Form 8-K Current Report filed on November 12, 2021, the Company retained McConnell Jones with respect to the Company’s audit for calendar year 2021 after the resignation and dismissal of Moss Adams LLP as the Company’s independent registered public accounting firm. That Form 8-K detailed certain material weaknesses in internal control over financial reporting as previously reported within the Company’s Form 10-K/A for the year ended December 31, 2020 filed on October 22, 2021.

As of December 31, 2021, the Company has remediated the previously reported material weaknesses in its internal control over financial reporting related to business combination accounting and journal entry approvals.

With respect to the previously identified material weakness associated with aged accounts payable balances, the Company continues to enhance controls and monitoring of discrepancies identified during the three-way-match process for purchase orders and invoices. The Company continues to enhance automated solutions to prevent aged unreconciled items from accumulating in accounts payable. The Company will continue to enhance the controls and processes around these items throughout the coming year.

In addition to the previously identified material weakness, the Company determined that a material weakness related to accounting for complex revenue contracts existed as of December 31, 2021. Specifically, the Company did not properly assess the progress toward completion around long-lived project and manufacturing contracts. The management review controls designed to assess the proper application of generally accepted accounting principles failed to detect omissions in the application of the percentage-of-completion method.

In response to this material weakness around revenue recognition, the Company has begun to update and standardize its revenue recognition processes and controls with respect to percentage-of-completion and will also retain a third-party business and accounting advisory firm to further assist in improving the Company’s internal processes in connection with revenue recognition.
Based on the ongoing nature of the Company’s audit of its financial statements for the fiscal year ended December 31, 2021, the type of McConnell Jones’ audit report that will be issued is unknown. Except as noted above with respect to the material weaknesses, the Company expects that McConnell Jones’ audit report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2021 will not contain any adverse opinion or disclaimer of opinion and will not be qualified or modified as to uncertainty, audit scope, or accounting principles. An amendment to this Form 8-K will be filed after completion of the Company’s audit for calendar year 2021 with any update to the disclosures in this Form 8-K.

In connection with the ongoing audit of the Company’s financial statements for the fiscal year ended December 31, 2021, and the subsequent period through the date of this Current Report on Form 8-K, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and McConnell Jones on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of McConnell Jones, will cause McConnell Jones to make reference to the subject matter of the disagreement in connection with its forthcoming report. During the fiscal year ended December 31, 2021, and the interim period through the date of this Current Report on Form 8-K, except for the unremediated material weakness described above, there have been no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K). As indicated above, McConnell Jones did not serve as the Company’s independent registered public accounting firm with respect to the fiscal year ended December 31, 2020. Required disclosures related to that fiscal year are contained in the Form 8-K filed on November 12, 2021 referenced above.

The Company provided McConnell Jones with a copy of the disclosures contained in this Current Report on Form 8-K and requested McConnell Jones furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements contained herein. A copy of McConnell Jones’ letter, dated March 28, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s last two fiscal years, and the subsequent interim period through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on the Company’s behalf consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our consolidated financial statements, in any case where a written report or oral advice was provided to us by PwC that PwC concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits:

Exhibit	Description

Exhibit 16.1	Letter from McConnell Jones dated March 28, 2022

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        DXP ENTERPRISES, INC.

March 28, 2022	By: /s/ Kent Yee
Kent Yee
Senior Vice President/Finance and Chief Financial Officer

By: /s/ Gene Padgett
Gene Padgett
Senior Vice President/Chief Accounting Officer